PROSPECTUS SUPPLEMENT -- February 24, 2003*

AXP(R) Global Balanced Fund (Dec. 30, 2002) S-6352-99 J

AXP(R) Global Bond Fund (Dec. 30, 2002) S-6309-99 W

For AXP Global Balanced Fund, the second paragraph in the "Investment Manager" section regarding the Fund's portfolio is being replaced with:

The team that manages the fixed income portion of the Fund's portfolio is led by:

     Nicholas Pifer, CFA, Co-Portfolio Manager

     o    Leader of the global sector team.

     o   Joined AEFC in 2000.

     o Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

     o    Began investment career in 1990.

     o    MA, John Hopkins University School of Advanced International Studies.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

(the rest of the section remains unchanged)


For AXP Global Bond Fund, the information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

     Nicholas Pifer, CFA, Portfolio Manager

     o    Leader of the global sector team.

     o    Joined AEFC in 2000.

     o Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

     o    Began investment career in 1990.

     o    MA, John Hopkins University School of Advanced International Studies.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

(the rest of the section remains unchanged)


S-6309-5 A (2/03)
*Valid until next prospectus update

Destroy Dec. 30, 2003